UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

SEMI-ANNUAL REPORT

JUNE 30, 2021

(UNAUDITED)

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

JUNE 30, 2021 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund gained 16.78% for the first six months of 2021.  We have completed 25 and ½ years in business.  Over this period, a $10,000 investment in our Fund at the start of 1996 grew to $174,302 during our Fund’s 25.5 years as a public investment company.  This was an 11.86% average annual compounded return after all expenses and fees.  During this same time period, a $10,000 investment in the S&P 500 Index grew to $112,918.  An S&P 500 Index Fund’s return would have been lower than this 9.96% average annual return after deducting any expenses and fees occurring within the selected index fund.

The following table shows our portfolio holdings including additions and deletions for the first six months, followed by the price changes for each:

		Beginning	Ending	%
Portfolio Throughout 2021 (6 mos.)	Ticker	Price	Price	Change
KKR & Co., Inc. Class A	KKR	$40.49	$59.24	46.31%
Interface, Inc.	TILE	$10.50	$15.30	45.71%
Goldman Sachs Group, Inc.	GS	$263.71	$379.53	43.92%
Polaris Industries, Inc.	PII	$95.28	$136.96	43.74%
East West Bancorp, Inc.	EWBC	$50.71	$71.69	41.37%
Kansas City Southern	KSU	$204.13	$283.37	38.82%
Federal Agricultural Mortgage Corp." A"	AGM'A	$65.25	$90.50	38.71%
Federal Agricultural Mortgage Corp.	AGM	$74.25	$98.90	33.20%
Facebook, Inc.	FB	$273.16	$347.71	27.29%
JP Morgan Chase & Co.	JPM	$127.07	$155.54	22.40%
Berkshire Hathaway, Inc. Class A	BRK/A	$347,815.00	$418,601.00	20.35%
Brandywine Realty Trust	BDN	$11.91	$13.71	15.11%
FedEx Corp.	FDX	$259.62	$298.33	14.91%
Amazon.com, Inc.	AMZN	$3,256.93	$3,440.16	5.63%
Apple, Inc.	AAPL	$132.69	$136.96	3.22%
MasterCard, Inc. Class A	MA	$356.94	$365.09	2.28%
QUALCOMM Incorporated	QCOM	$152.34	$142.93	-6.18%
Fannie Mae	FNMA	$2.39	$1.56	-34.73%
Fannie Mae - Series L	FNMAN	$14.17	$3.51	-75.23%
Fannie Mae - Series O	FNMFN	$15.50	$3.70	-76.13%
Fannie Mae - Series P	FNMAH	$7.18	$1.68	-76.60%
Fannie Mae - Series M	FNMAL	$14.12	$3.30	-76.63%
Fannie Mae - Series G	FNMAO	$14.50	$3.23	-77.72%
Fannie Mae - Series F	FNMAP	$14.52	$3.00	-79.34%

Portfolio Additions
Vistra Energy Corp.	VST	$16.85	$18.55	10.10%
Pfizer Inc.	PFE	$36.50	$39.16	7.28%
Madison Square Garden Entertainment	MSGE	$81.15	$83.97	3.48%

Portfolio Deletion
Fannie Mae - Series H	FNMAM	$14.55	$10.97	-24.60%
Fannie Mae - Series N	FNMAK	$14.45	$10.24	-29.13%

Semi-Annual Report| 1

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

As you can see, most of our investments did well except for the Fannie Mae holdings. In this letter I have listed all of our Fannie Mae common and preferred stocks individually, while in the past I reported these as just one stock position even though this investment was always in 9 or more separate holdings for better liquidity. The more granular reporting is for increased clarity because I have been liquidating these stocks since the end of last year, and two issues have been sold completely. Economically these securities had large upside, probably the highest identifiable return potential of all our investments, but with the government’s involvement the primary risk was Fannie Mae remaining in the government’s possession. My investment thesis was that the government’s ownership of 80% of the common stock would motivate the U.S. regulators to relinquish its “conservatorship” of Fannie and to ultimately cash in on its common stock. However, the June 2021 Supreme Court decision legalizing the “Net Worth Sweep” while allowing the government’s Senior Preferred stock to remain outstanding has greatly reduced the opportunities for future gains. Fannie Mae securities represented 12.4% of our portfolio at year-end. This was reduced to 6.05% by March 31st of this year and was at 1.84% by June 30, 2021. This investment hurt our rate of return this year, and I wish this had worked out better for us.

I was trying to come up with a topic that has not been previously covered in my letters to you and had mentioned this in a conversation with one of my sons, Quinlan, who was visiting with his family.  At one point he and I were discussing Bitcoin and I posited how it is a digital commodity similar to gold.  This is because it doesn’t have an underlying income producing asset, just a limited supply, transferability and fungibility. I explained that traders will trade its volatility and its trends up or down. They can determine its current price compared to its historical prices (historical value) or possibly its relative price to other digital currencies (relative value), but not its intrinsic value. I believe this is true for many commodities. (Using the fourth definition of commodity from Merriam-Webster; 4: one that is subject to ready exchange or exploitation within a market.)

I then reminded him that a stock has two parts to it: the business and the commodity aspects. My son called me on his drive back home to Virginia and said that even though he had heard me say these business and commodity attributes of a stock before, this was the first time he understood their meanings.  He also suggested that I should explain this concept in my letter.

So here we go. In previous letters, you may recall that I believe that there are three drivers that can increase the price of a stock. These are: Value, Growth and Momentum.  Value investing is buying a stock that one believes the current price is selling below the underlying business value. This value may be based on assets or earnings. Keep in mind that the fair value of any investment is the present value of its cash flow stream and cash flow comes from earnings or asset sales. This segues into Growth. The appeal in growth stocks is the growth in earnings, means increasing future cash flows, which increase the present value of a stock. Momentum is the multiple days’ trend upward or downward of a stock’s price while volatility is the random price swings that occur almost every day. When you hear someone talking about a “hot stock,” the person is usually referring to upward momentum.  Momentum and volatility relate to the

Semi-Annual Report| 2

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

commodity aspect or the trading of a stock. To a trader, Apple Inc. is “AAPL” or just another ticker symbol with its liquidity, volatility and directional trends. These traits and others being of greater importance to a trader than Apple Inc.’s underlying business or intrinsic value. Whereas, I originally bought Apple Inc. to own in our Fund for its great business and its low price to intrinsic value.

Trading is a great skill, but truly successful traders are rarer than most traders think! I believe that a good trader can trade a stock, Bitcoin or pork bellies with equal ability though they may have their preferences. I personally or professionally have been buying or selling stocks almost every workday since 1983, and I would say that in spite of my experience I am a better investor than a trader. This may be partly because even though I respect Momentum as a powerful driver in the short to medium terms, Value and Growth are my focus when investing! This is because I believe these two factors make the most money in the long-term!  If someone held a gun to my head and said pick a stock that will go up in the next few months then I would just pick one from a list of stocks that went up the most in the past few months, momentum. However, if someone asked me to take their life savings and put it in a few stocks for the next few years, I would look for the best undervalued stocks that have growth potential. That is what I try to do for you and my family within our Matthew 25 Fund.

The commodity or trading aspects of our stocks I will try to use to the best of my abilities when building or reducing an investment for our Fund, but the stock selection will always be based on the business aspect and price to value of the stock. As I referenced earlier, the value of a stock is based on its income or assets and often the most valuable assets are those that can generate income. Below is the income and the valuation for most of our portfolio:

Matthew 25 Fund	Report Date: 6/30/2021
			2021	2021
Shares	Description	Ticker	EPS*	Income
137,500.000	Apple, Inc.	AAPL	$5.18	$712,250.00
114,850.000	Federal Agricultural Mortgage C	AGM	$10.21	$1,172,618.50
80,750.000	Federal Agricultural Mortgage A	AGM.A	$10.21	$824,457.50
3,900.000	Amazon.com, Inc.	AMZN	$55.86	$217,854.00
1,350,000.000	Brandywine Realty Trust	BDN	$1.36	$1,836,000.00
40.000	Berkshire Hathaway A	BRK/A	$16,954.00	$678,160.00
171,000.000	East West Bancorp, Inc.	EWBC	$6.01	$1,027,710.00
92,500.000	Facebook, Inc. Class A	FB	$14.10	$1,304,250.00
128,000.000	FedEx Corp.	FDX	$21.26	$2,721,280.00
147,500.000	Goldman Sachs Group, Inc.	GS	$52.72	$7,776,200.00
110,000.000	JP Morgan Chase & Co.	JPM	$14.05	$1,545,500.00
325,000.000	KKR & Co.	KKR	$3.24	$1,053,000.00
65,250.000	Kansas City Southern	KSU	$8.97	$585,292.50
12,000.000	MasterCard	MA	$8.05	$96,600.00
270,000.000	Pfizer Inc.	PFE	$3.70	$999,000.00
196,000.000	Polaris Industries, Inc.	PII	$9.54	$1,869,840.00
126,000.000	QUALCOMM Inc.	QCOM	$8.24	$1,038,240.00
912,500.000	Interface, Inc.	TILE	$1.00	$912,500.00
312,500.000	Vistra Energy Corp.	VST	($0.36)	($112,500.00)
9,854,433.850				$26,258,252.50

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MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

* Estimates from	Zacks, Yahoo Finance
Will exclude:	Working Capital , FNMA, MSGE	$14,162,877.35
	Fund Shares Outstanding	9,845,731.348
	Not included $ amount	($1.44)
	NAV	$37.92
	Net NAV	$36.48
	Net Income per share 2021	$2.67

I adjusted our price per share by not including the working capital (cash, current assets and liabilities) and the Fannie Mae and Madison Square Gardens (MSGE). These two were not included because the Fannie is being liquidated and the MSGE is currently a pure asset play. So the bulk of our investments equaled $36.48 per share and the estimated income for these holdings is $2.67 per share. This is a Price to Earnings Ratio (PE Ratio) of 13.66 or what I prefer an Earnings Yield of 7.32%.  This is a very good composite business valuation for our portfolio and our holdings also have growth potential as well!

This was a lot of information to compress into a few pages, but I hope the topic helps you better understand our Matthew 25 Fund. Plus, you can see that our portfolio has very good price to value in a high priced stock market and I will continue to manage our holdings on their business aspects and prices.  As always, “Thank you for choosing our Matthew 25 Fund as one of your investment choices.” It is an honor to work for you and to invest side by side with you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

Semi-Annual Report| 4

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2021 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended June 30, 2021

	Matthew 25 Fund	S&P 500 Index
6 Months	16.78%	15.25%
1 Year	52.73%	40.79%
3 Year	16.34%	18.64%
5 Year	18.38%	17.64%
10 Year	15.00%	14.83%
12/31/1995 – 06/31/2021	11.86%	9.96%

Matthew 25 Fund $174,302
S&P 500 Index $112,918
$190,000
$180,000
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
12/31/95
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The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/1995 to 06/30/2021.  These changes are then compared to a $10,000 investment in the Standard & Poor’s 500 Index (“S&P 500”). The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Semi-Annual Report| 5

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

JUNE 30, 2021 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Goldman Sachs Group, Inc.	14.99%
FedEx Corp.	10.23%
Facebook, Inc. Class A	8.62%
Polaris Industries, Inc.	7.19%
KKR & Co., Inc. Class A	5.16%
Apple, Inc.	5.04%
Federal Agricultural Mortgage Corp. *	5.00%
Brandywine Realty Trust	4.96%
Kansas City Southern	4.95%
Qualcomm, Inc.	4.82%
70.96%

Asset Allocation	(% of Net Assets)

Security Brokers, Dealers & Exchanges	14.99%
Air Courier Services	10.23%
Services-Computer Programming, Data Processing, Etc.	8.62%
Transportation Equipment	7.19%
Federal & Federally - Sponsored Credit Agencies	5.50%
Investment Advice	5.16%
Electronic Computers	5.04%
Real Estate Investment Trusts	4.96%
Railroads, Line-Haul Operations	4.95%
Radio & Tv Broadcasting & Communication Equipment	4.82%
National Commercial Bank	4.58%
Fire, Marine & Casualty Insurance	4.49%
Carpets & Rugs	3.74%
Retail-Catalog & Mail-Order Houses	3.59%
State Commercial Banks	3.28%
Pharmaceutical Preparations	2.83%
Electric Services	1.55%
Preferred Stocks	1.35%
Services-Amusement & Recreation Services	1.32%
Business Services	1.17%
Money Market Fund	0.62%
Other Assets Less Liabilities, Net	0.02%
100.00%

* Indicates a combined position.

Industries are categorized using Standard Industrial Classification (SIC).

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MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021 (UNAUDITED)

Shares/Principal Amount		Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
128,000	FedEx Corp.	$12,766,947	$38,186,240	10.23%

Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 02/26/20) (*) (**) (b)	1,155	4,077
12,000	MasterCard, Inc. Class A	234,453	4,381,080
		235,608	4,385,157	1.17%
Carpets & Rugs
912,500	Interface, Inc.	8,367,527	13,961,250	3.74%

Electric Services
312,500	Vistra Corp.	5,265,101	5,796,875	1.55%

Electronic Computers
137,500	Apple, Inc.	472,336	18,832,000	5.04%

Federal & Federally - Sponsored Credit Agencies
114,850	Federal Agricultural Mortgage Corp. Class C	5,569,374	11,358,665
80,750	Federal Agricultural Mortgage Corp. Class A	5,258,890	7,307,875
1,192,600	Federal National Mortgage Association Fannie Mae *	2,245,834	1,860,456
		13,074,098	20,526,996	5.50%
Fire, Marine & Casualty Insurance
40	Berkshire Hathaway, Inc. Class A *	3,238,085	16,744,040	4.49%

Investment Advice
325,000	KKR & Co., Inc. Class A	4,189,988	19,253,000	5.16%

National Commercial Bank
110,000	JP Morgan Chase & Co.	3,715,871	17,109,400	4.58%

Pharmaceutical Preparations
270,000	Pfizer, Inc.	9,855,470	10,573,200	2.83%

Radio & Tv Broadcasting & Communication Equipment
126,000	Qualcomm, Inc.	16,726,229	18,009,180	4.82%

Railroads, Line-Haul Operations
65,250	Kansas City Southern	1,944,457	18,489,892	4.95%

Real Estate Investment Trusts
1,350,000	Brandywine Realty Trust	14,105,128	18,508,500	4.96%

Retail-Catalog & Mail-Order Houses
3,900	Amazon.com, Inc. *	8,988,127	13,416,624	3.59%

Security Brokers, Dealers & Exchanges
147,500	Goldman Sachs Group, Inc.	16,967,614	55,980,675	14.99%

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

Shares/Principal Amount		Cost	Value	% of Net Assets

Services-Amusement & Recreation Services
58,500	Madison Square Garden Entertainment Corp. Class A *	$4,747,110	$4,912,245	1.32%

Services-Computer Programming, Data Processing, Etc.
92,500	Facebook, Inc. Class A *	13,587,723	32,163,175	8.62%

State Commercial Banks
171,000	East West Bancorp, Inc.	5,324,140	12,258,990	3.28%

Transportation Equipment
196,000	Polaris, Inc.	12,712,601	26,844,160	7.19%

	Total Common Stocks	156,284,160	365,951,599	98.01%

PREFERRED STOCKS

594,000	Fannie Mae - Series F perpetual, 0.00% (2-Year CMT - 0.160%) (c) *	7,005,625	1,782,000
283,600	Fannie Mae - Series G perpetual, 0.00% (2-Year CMT - 0.180%) (c) *	2,356,274	916,028
59,500	Fannie Mae - Series L perpetual, 5.125% *	312,080	208,845
359,000	Fannie Mae - Series M perpetual, 4.75% *	2,479,797	1,184,700
100,000	Fannie Mae - Series O perpetual, 0.00% (10-Year CMT + 2.375%) (a) (c) *	575,406	370,000
348,906	Fannie Mae - Series P perpetual, 0.00% (3-Month LIBOR + 0.750%) (a) (c) *	859,760	586,162
	Total Preferred Stocks	13,588,942	5,047,735	1.35%

MONEY MARKET FUND
2,303,038	First American Government Obligation Fund Class Z, 0.02% (a)	2,303,038	2,303,038	0.62%

	Total Investments	$172,176,140	$373,302,372	99.98%

	Other Assets Less Liabilities, Net		88,256	0.02%

	Net Assets		$373,390,628	100.00%

* Non-Income producing securities during the period.

** Level 3 Security

(a) Variable rate security; the rate shown represents the yield at June 30, 2021.

(b) Actual shares owned 0.110 shares.

(c) Floating/variable note with current rate and current maturity or next reset date shown.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report| 8

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2021 (UNAUDITED)

Assets
Investment in securities at market value (cost $172,176,140)	$ 373,302,372
Cash	56,762
Receivables:
Securities sold	966,423
Shares sold	57,940
Prepaid expenses	27,661
Dividends & Interest	128,551
Total Assets	374,539,709
Liabilities
Payables:
Securities purchased	1,069,660
Shares redeemed	9,088
Trustee fees	34,301
Accrued expenses	36,032
Total Liabilities	1,149,081

Net Assets  (Equivalent to $37.92 per share based on 9,847,020 shares of capital stock outstanding, 100,000,000 shares authorized, $0.01 par value) Minimum redemption price per share $37.92 x 0.98 = $37.16 (Note 7)

$ 373,390,628

Composition of Net Assets
Shares of common stock	$ 98,470
Additional paid-in capital	127,510,263
Distributable earnings	245,781,895

Net Assets	$ 373,390,628

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report| 9

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the six months ended June 30, 2021 (UNAUDITED)

Investment Income
Dividends	$ 2,677,896
Interest	300
Total Investment Income	2,678,196

Expenses
Management fees	1,770,917
Transfer agent and accounting fees	34,873
Trustees' fees and expenses	24,992
Custodian and bank fees	23,054
Registration fees	11,722
Compliance Officer fees	9,919
Office expenses	6,341
Professional fees	5,413
Insurance	3,118
NSCC fees	1,492
NASDAQ fees	348
Total Expenses	1,892,189

Net Investment Income	786,007

Realized and Unrealized Gain from Investments
Net realized gain from investments	31,719,742
Net change in unrealized appreciation on investments	21,736,713
Net realized and unrealized gain from investments	53,456,455

Net increase in net assets resulting from operations	$ 54,242,462

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2021	12/31/2020

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 786,007	$ 1,629,753
Net realized gain from investments	31,719,742	41,088,932
Unrealized appreciation (depreciation) on investments	21,736,713	(13,223,064)
Net increase in assets resulting from operations	54,242,462	29,495,621

Distributions to Shareholders	-	(34,349,731)

Capital Share Transactions	(16,789,084)	(32,486,371)

Total Increase (Decrease) in Net Assets	37,453,378	(37,340,481)

Net Assets at Beginning of Period	335,937,250	373,277,731

Net Assets at End of Period	$373,390,628	$335,937,250

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	(Unaudited)
	Six Months
	Ended	Years Ended
	6/30/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Net Asset Value -
Beginning of Period	$ 32.47	$ 32.04	$ 22.97	$ 34.05	$ 29.39	$ 25.38
Net Investment Income (1)	0.08	0.16	0.12	0.12	0.07	0.23
Net Gains or (Losses) on Investments
(realized and unrealized)	5.37	3.88	9.54	(6.74)	7.18	6.61
Total from Investment Operations	5.45	4.04	9.66	(6.62)	7.25	6.84

Less Distributions
From net investment income	0.00	(0.17)	(0.12)	(0.13)	(0.07)	(0.28)
From realized gains	0.00	(3.46)	(0.48)	(4.34)	(2.53)	(2.56)
Total Distributions	0.00	(3.63)	(0.60)	(4.47)	(2.60)	(2.84)

Paid in capital from redemption fees	0.00*	0.02	0.01	0.01	0.01	0.01

Net Asset Value -
End of Period	$ 37.92	$ 32.47	$ 32.04	$ 22.97	$ 34.05	$ 29.39

Total Return (2)	16.78%(4)	12.90%	42.14%	(19.47)%	24.69%	26.92%

Net Assets - End of Period (000's omitted)	$ 373,391	$335,937	$373,278	$285,010	$422,798	$392,531

Ratio of Expenses to Average Net Assets	1.07%(3)	1.11%	1.08%	1.10%	1.08%	1.09%
Ratio of Net Investment Income to Average Net Assets	0.44%(3)	0.52%	0.41%	0.36%	0.22%	0.87%

Portfolio Turnover Rate	14.67%(4)	14.51%	10.99%	24.55%	10.87%	10.71%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

(3) Annualized.

(4) Not Annualized.

* Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report| 12

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2021 (UNAUDITED)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2021, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Semi-Annual Report| 13

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Security Transactions and Investment Income

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Semi-Annual Report| 14

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are

Semi-Annual Report| 15

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Short-term investment. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of June 30, 2021:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$365,947,522	$ --	$ 4,077	$365,951,599
Preferred Stocks	5,047,735	--	--	5,047,735
Short-Term Investment	2,303,038	--	--	2,303,038
	$373,298,295	$ --	$ 4,077	$373,302,372

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2020	$3,707
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	370
Realized Gain/(Loss)	-
Purchases/Sales	-
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2021	$4,077

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

Semi-Annual Report| 16

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

The management fee for the six months ended June 30, 2021, as computed pursuant to the investment advisory agreement, totaled $1,770,917. The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 91 non-discretionary brokerage accounts with approximately $96 million in assets. During the previous 5 years ended June 30, 2021, the Fund placed 2 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received $0 in commission. Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 5 - Investments

For the six months ended June 30, 2021, purchases and sales of investment securities other than short-term investments aggregated $51,475,872 and $68,566,498, respectively.

NOTE 6 - Capital Share Transactions

As of June 30, 2021 there were 100,000,000 shares of $0.01 per value capital stock authorized.  The total par value and paid-in capital totaled $127,608,733. Transactions in capital stock were as follows:

	June 30, 2021		December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	136,122	$ 4,930,007	659,205	$ 18,893,414
Shares reinvested	-	-	1,003,922	31,995,001
Redemption fees	-	3,999	-	253,340
Shares redeemed	(636,081)	(21,723,090)	(2,966,651)	(83,628,126)
Net decrease	(499,959)	$(16,789,084)	(1,303,524)	$(32,486,371)

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the six months ended June 30, 2021, the Fund received $3,999 in redemption fees that were reclassified to paid-in capital.

Semi-Annual Report| 17

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

NOTE 8 – Tax Matters

As of December 31, 2020, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments +

$ 156,311,307

Gross tax unrealized appreciation on investments

$ 180,647,220

Gross tax unrealized depreciation on investments

     (1,276,994)

Net tax unrealized appreciation

$ 179,370,226

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2020, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

$    1,456,000

Undistributed capital gain

      6,491,454

Unrealized appreciation

  179,370,226

Total distributable earnings

$187,317,680

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the six months ended June 30, 2021 and fiscal year ended December 31, 2020 are as follows:

	6/30/2021	12/31/2020
Ordinary income	$ -	$ 1,735,616
Long-term capital gain		32,614,115
Total	$ -	$ 34,349,731

NOTE 9 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended. As of June 30, 2021, National Financial Services Corp., for the benefit of its customers, owned approximately 31% of the Fund.

NOTE 10 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is

Semi-Annual Report| 18

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 11 – Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Semi-Annual Report| 19

MATTHEW 25 FUND

EXPENSE EXAMPLE

JUNE 30, 2021 (UNAUDITED)

 Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2021 to June 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2021	June 30, 2021	January 1, 2021 through June 30, 2021

Actual	$1,000.00	$1,167.85	$5.75
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.49	$5.36

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semi-Annual Report| 20

MATTHEW 25 FUND

ADDITIONAL INFORMATION

JUNE 30, 2021 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND. A record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-888-M25-FUND. They are also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2020, the Board of Trustees reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Trustees concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Semi-Annual Report| 21

MATTHEW 25 FUND

BOARD OF TRUSTEES

JUNE 30, 2021 (UNAUDITED)

 The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships
INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O. Age 61	Trustee	Trustee since 1996	Physician in Family Practice	None
Samuel B. Clement Age 63	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Linda Guendelsberger Age 61	Trustee Secretary of Fund	Trustee since 1996	Partner LG Legacy Group, LLC	None
Scott Satell Age 58	Trustee	Trustee since 1996	President of SAS 66 Enterprises, LLC Since 6/2018. Manufacturer's Representative with BPI Ltd Until 6/2018.	None
INTERESTED TRUSTEES

Steven D. Buck, Esq. Age 61	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 61	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Semi-Annual Report| 22

Matthew 25 Fund

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 2, 2021

*Print the name and title of each signing officer under his or her signature.